UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2020

FUEL TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33059 (Commission File Number)	20-5657551 (IRS Employer Identification No.)

Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500

(Address and telephone number of principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FTEK	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, Fuel Tech, Inc. (the “Company”) was notified by the NASDAQ Stock Market (“NASDAQ”) on January 7, 2020, that the bid price for the Company’s Common Stock was not in compliance with the minimum bid price requirement of NASDAQ Marketplace Rule 5450(a)(1) (the “Rule”) for continued listing. At that time, NASDAQ gave the Company 180 calendar days to regain compliance. This was subsequently extended to September 18, 2020.

On September 22, 2020, NASDAQ notified the Company that it had approved the Company’s application to transfer its listing from NASDAQ’s Global Select tier to the Capital Market tier. This transfer will be effective at the opening of business on Wednesday, September 23, 2020. NASDAQ also approved an additional 180 calendar day compliance period to regain compliance with the minimum bid requirement. The Company has until March 17, 2021, to demonstrate compliance with the minimum bid price requirement for continued listing. The Company will regain compliance with the Rule if at any time before March 17, 2021, the bid price for the Company’s Common Stock closes at or above $1.00 per share for a minimum of 10 consecutive business days.

The Company intends to monitor the closing bid price of its Common Stock and has given written assurance to NASDAQ that it will, if necessary, implement available options to regain compliance with the minimum bid price requirement under the Rule, including a reverse stock split within the range previously approved by stockholders.

On September 22, 2020, the Company issued a news release announcing the approval of the transfer of its securities to the NASDAQ Capital Market and the additional 180 calendar day grace period for compliance. The full text of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Fuel Tech, Inc., dated September 22, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc. (Registrant)
Date: September 22, 2020	By:	/s/ Albert G. Grigonis
Albert G. Grigonis
Senior Vice President, General Counsel and Secretary